Presentation Materials for Investors December 2018 Exhibit 99.1

2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website .

3 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Ref orm Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Mo tor Credit Corporation (“TMCC”). • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solici tat ion of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activi ty in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or b e r elied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation. • Investors and prospective investors in securities of TMCC are required to make their own independent investigation and apprai sal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice. • This presentation is made to and directed only at ( i ) persons outside the United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and Markets Act 2000 (Financ ial Promotion) Order 2005 (the “Order”), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv) persons who are “qualified investors” within the mea ning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as amended (such persons collectively being referred to as “Relevant Persons”). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons. • This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 14 September 2018 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market - news/market - news - home.html. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website .

Toyota ’ s Global Businesses Markets vehicles in over 170 countries/regions. 51 overseas manufacturing companies in 28 countries/regions . OTHER BUSINESSES AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services Housing Marine Telecommunications e - Business Intelligent Transport Services Biotechnology & Afforestation 4

TMC Financial Highlights

Net Revenues


¥27,597.1
¥29,379.5
¥14,674.0
FY2017
FY2018
1H FY2019

Operating Income


¥1,994.3
¥2,399.8
¥1,261.8
FY2017
FY2018
1H FY2019

Net Income


¥1,831.1
¥2,493.9
¥1,242.3
FY2017
FY2018
1H FY2019

Total Liquid Assets[1]


¥9,199.5
¥9,372.1
¥9,562.6
FY2017
FY2018
Sept. 30, 2018

Capital Expenditures


¥1,211.8
¥1,302.7
¥1,380.0
FY2017
FY2018
FY19 (est.)

R&D Expenditures


¥1,037.5
¥1,064.2
¥1,080.0
FY2017
FY2018
FY19 (est.)

(1) Cash and cash equivalents, time deposits, marketable debt securities and its investment in monetary trust funds, excluding in each case those relating to financial services

¥ in billions

5

Source: *TMC FY2018 Financial Results; TMC FY2019 2Q Financial Results*

Toyota Across the United States 6 Source: Toyota USA website 1 All data as of December 2017, except where noted. 2 Toyota vehicles and components assembled using U.S. and globally sourced parts. 3 Parts , materials and components (FY ending 3/17). Goods and Services (CY 2017). 4 Based on 2015 Center Automotive Research Study and Toyota data. Includes direct employees, contingent workers and dealer employees. 5 Includes U.S. and Puerto Rico. 6 Global estimate based on FY18 projections of Toyota Motor Corporation. 7 As of CY 2017. 8 2015 Center for Automotive Research Study. Includes direct, dealer and supplier employees and jobs created through their spending.

Toyota Across the United States 7

8 Toyota Motor North America, Inc. Source: Toyota Motor North America, Inc. Reports 2.8mm Toyota Expected FY2019 North American Vehicle Sales 62 / 38 TMNA Truck to Car Sales Ratio as of September 2018 RAV4 Best Selling SUV/Non - pickup in Industry Among U.S. Consumers CAMRY Best Selling Passenger Car in America (16 Years Running) Nearly 3.5mm Total # of Hybrids sold by Toyota in the US as of August 2018 $9B Invested in the U.S. in manufacturing, R&D, and operations over the past four years

Toyota Motor North America, Inc.

Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

2018 Kelley Blue Book **Best Resale Value** Toyota No. 1 Brand Winner (3 out of top 5 Best Resale Values for 2017)	**2018 Kelley Blue Book** **Best Overall Luxury Brand and Most Trusted Luxury Brand** Lexus Brand Winner	**2018 IIHS** **Top Safety Pick+ Awards** 2018 Toyota Camry 10 Toyota and Lexus models Top Safety Pick
2018 J.D. Power and Associates Vehicle Dependability Survey Lexus ranked No. 1 overall	**2018 Fortune** Toyota ranked one of the "World's Most Admired Companies" and named the No. 1 Motor Vehicle company (4th year running)	**2018 U.S. News** **Best Cars for Families** 2018 Toyota Camry
2018 U.S. News **Best Cars for the Money** Toyota Avalon, Toyota Camry, Lexus ES, Lexus RX 350	**2018MY NHTSA 5-Star Overall Rating** 24 Toyota and Lexus models	**2018 Interbrand** **Best Global Brands** Toyota named world's most valuable automotive brand
2018 **Consumer Reports** Lexus & Toyota No. 1 and No. 2 brands in brand reliability	**2017 NY International Auto Show** Prius Prime received the World Green Car Award (Toyota held the title for a second year, with the 2016 award going to the Mirai)	**2017 J.D. Power IQS** 13 Toyota/Lexus/Scion models Rank "Top Three" in their segments

9

10 Toyota Motor North America, Inc. Avalon RAV4 Corolla Hatch ES UX LS

11 Toyota Motor North America, Inc. MaaS : e - Palette Autonomous: Platform 3.0 Fuel Cell: Mirai / Tri - Gen / Project Portal Heavy - Duty Truck

12 Toyota Financial Services

13 TFS Group Global Presence

14 • Over 4.6 million active finance contracts (1) • AA - (2) /Aa3 (2) rated captive finance company by S&P/Moody’s • Credit support agreement structure with TFSC/TMC (3) Toyota Financial Services Corporation (TFSC) Toyota Motor Credit Corporation (TMCC) Toyota Motor Credit Corporation (TMCC) Toyota Motor Corporation (TMC) (1) As of October 2018. Source : Company Reports (2) Outlook stable (3) The Credit Support Agreements do not apply to securitization transactions

15 TMCC Products and Services Consumer Financing • Retail • Lease Dealer Financing • Wholesale • Real Estate • Working Capital • Revolving Credit Lines Insurance Products • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel • Key Replacement Protection • Dealer Inventory Insurance Source : TMCC September 30, 2018 10 - Q. Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Insurance earned premiums and contract revenues for the six months ended September 30, 2018. 87% 6% 7% $6.18B 1H FY19 Revenue

16 Extensive Field Organization • Decentralized dealer and field support • Centralized servicing and collections (circled)

17 TMCC Earning Asset Composition Source: TMCC March 31, 2016 10 - K, March 31, 2018 10 - K, & September 30, 2018 10 - Q Managed Assets (USD Billions) 30.2 34.0 33.2 33.0 31.3 1.2 2.5 4.9 5.7 7.5 38.4 35.7 37.8 40.4 41.3 11.5 14.1 12.9 11.9 11.7 15.6 15.8 17.8 17.3 16.4 $96.9 $102.1 $106.6 $108.3 $108.2 Mar-15 Mar-16 Mar-17 Mar-18 Sept-18 Lease Sold Lease Retail Sold Retail Wholesale & Other

TMCC Financial Performance

Total Financing Revenues(1)


$10,046
$10,717
$5,726
FY2017
FY2018
Q2 FY2019

Net Revenues(1)


$2,639
$2,964
$1,460
FY2017
FY2018
Q2 FY2019

Net Income(1)


$267
$3,410
$286
FY2017
FY2018
Q2 FY2019

60+ Days Delinquent(2)


0.27%
0.30%
0.36%
FY2017
FY2018
Q2 FY2019

Allowance for Credit Losses(2)(3)


0.58%
0.55%
0.53%
FY2017
FY2018
Q2 FY2019

Net Credit Losses(2)(4)


0.47%
0.39%
0.31%
FY2017
FY2018
Q2 FY2019

(1) $ in millions; results for the fiscal years ended March 31, 2017 and March 31, 2018, and for the six-month period ended September 30, 2018
(2) 60+ Days Delinquent, Allowance for Credit Losses, and Net Credit Losses: percentage of gross earning assets
(3) Allowance for Credit Losses: the quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allowance for credit losses) plus gross investments in operating leases (investments in operating leases before allowance for credit losses)
(4) Net Credit Losses: results for the fiscal years ended March 31, 2017, and March 31, 2018; results for the most recent period are annualized

18

Source: *TMCC March 31, 2018 10-K & September 30, 2018 10-Q*

19 TMCC Funding Programs

TMCC Funding Program Objectives

Highly Liquid and Well Diversified

A-1+ | P - 1 Direct Issue Commercial Paper Program	**$20.6B** Committed Credit Facilities	**$9.2B** Liquidity Portfolio
$70B + Readily Salable Retail Loans and Leases	NZD EUR JPY **USD** GBP AUD Global Issuance Capacity	Intercompany Lending Infrastructure

Investor Focused

Long-Term Perspective

Best-in-Class Execution

Responsive

Flexible

Innovative

Diversity and Inclusion


TOYOTA MOTOR CREDIT CORPORATION
TMCC
TOYOTA
DIVERSITY | INCLUSION


GREEN BACKED


November 2017
TOYOTA
Toyota Motor Credit Corporation
€600mn 0.00% Green Notes due 2021
€600mn 0.625% Notes due 2024

Green Bonds

Source: *TMCC September 30, 2018 10-Q and Company Reports*

20

21 Commercial Paper Program Highlights Source : TMCC September 30 , 2018 10 - Q and Company Reports Highest Short Term Ratings TMCC Five Distinct Programs Backed by $20.6B of Committed Credit $27.5B Average Outstanding Balance TMCC and TCPR as of September 30, 2018 700+ Investors State and Local, Corporates, Pension Funds, Asset Managers, Financial Institutions DOCP <GO> Rates Posted Daily on Bloomberg A – 1 + Moody’s P - 1 S&P $15.0B Multi - Party $5.6B Bilateral TCPR TCCI TFA TMFNL

ABS 41% MTN 20% USD Global 24% Uridashi 7% EMTN 4% Structured 4% 22 TMCC FYTD19 Funding Overview $15.4B Term Debt Funded FYTD2019 *Net of retained Source: Company Reports as of November 30, 2018 $9.1B Unsecured $3.3B Public ABS * $3.0B Private ABS *

23 Diversification in Debt Offerings TMCC Long Term Debt Outstanding (USD millions)* *As of November 30, 2018 Source: Company Reports By Deal Type By Currency Global MTN , $29,500 Public / Private ABS , $13,973 Other , $4,450 EMTN / Eurobonds , $16,128 MTN , $6,807 USD , 58,449 EUR , 7,047 AUD , 3,656 GBP , 1,087 Other , 619

24 Funding Flexibility And Responsiveness Source: Company Reports as of November 30, 2018 Diversification Across USD Curve (1) (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Notes Percentages may not add to 100% due to rounding 45% 27% 53% 20% 15% 14% 3% 2% 5% 5% 7% 14% 11% 9% 20% 14% 21% 14% 28% 37% 22% 22% 25% 6% 26% 21% 22% 29% 11% 13% 5% 4% 6% 9% 7% 6% FY14 FY15 FY16 FY17 FY18 FYTD19 1yr 18mth 2yr 3yr 4yr 5yr 7yr 10yr

25 TMCC Retail Loan Collateral & ABS Transactions

Credit Decisioning & Collections 26 Disciplined Underwriting Consistent and conservative underwriting standards designed to limit delinquencies and credit losses • Key mission is to support Toyota and Lexus brand and vehicle sales • Continued focus on prime originations • Proprietary credit scores that leverage TMCC’s extensive origination history • Regular statistical validations of predictive power Servicing Optimization Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth • Emphasis on early intervention • Reinforcement of strong compliance management system • Focus on analytics and technology to prioritize high risk accounts and manage loss severities

Source: Company Reports as of September 30, 2018 27 Cumulative Net Losses by Vintage 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

Receivables Principal Balance ($B) Retail Managed Portfolio Performance 28 Contracts Outstanding (#mm) Performance by Principal Balance Outstanding Performance by Contracts Outstanding Source: Company Reports as of September 30, 2018 $43 $45 $45 $47 $49 $50 $50 $51 $53 FY 10 11 12 13 14 15 16 17 18 3.09 3.19 3.12 3.16 3.22 3.21 3.16 3.18 3.16 FY 10 11 12 13 14 15 16 17 18 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% FY 10 11 12 13 14 15 16 17 18 0.0% 0.5% 1.0% 1.5% 2.0% FY 10 11 12 13 14 15 16 17 18 0.56% 0.55% 0.63% 0.56% 0.53% 0.46% Sep 2017 Sep 2018 Sep 2017 Sep 2018 Sep 2017 Sep 2018% 60+ Days Past Due Gross Charge Offs Net Losses $52B $53B Sep 2017 Sep 2018 3.16mm 3.13mm Sep 2017 Sep 2018 0.60% 0.62% 1.15% 1.14% Sep 2017 Sep 2018 Sep 2017 Sep 2018% 60+ Days Past Due % Repossessed

Origination Characteristics APR Distribution* 29 Weighted Average FICO Weighted Average Original Term New vs. Used *Percentages may not sum to 100% due to rounding. Source: Company Reports as of November 15, 2018 726 720 726 734 735 CY2014 2015 2016 2017 2018 51% 46% 46% 42% 39% 19% 20% 24% 25% 20% 30% 34% 30% 32% 41% CY2014 2015 2016 2017 2018 <2.0% 2.0%-3.99% >=4.0% 64 65 66 69 68 CY2014 2015 2016 2017 2018 76% 75% 74% 77% 77% 24% 25% 26% 23% 23% CY2014 2015 2016 2017 2018 New Used

ABS Deal Characteristics Average FICO 30 Average Principal Balance ($ 000s) Original and Remaining Term (months) Receivables by Vehicle Type (%)* *Percentages may not sum to 100% due to rounding. Source: Company Reports as of November 15, 2018 748 762 2010-A 2015-B 2018-D 62 61 66 40 46 51 22 15 15 2010-A 2015-B 2018-D Original Term Remaining Term Seasoning 59% 47% 41% 53% 2010-A 2015-B 2018-D Trucks and SUVs Sedans and Vans $0 $5 $10 $15 $20 $25 2010-A 2015-B 2018-D

TAOT Cumulative Net Losses



2010, 2011, 2012 Series
TAOT 2010-A
TAOT 2010-B
TAOT 2010-C
TAOT 2011-A
TAOT 2011-B
TAOT 2012-A
TAOT 2012-B
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45



2013, 2014, 2015 Series
TAOT 2013-A
TAOT 2013-B
TAOT 2014-A
TAOT 2014-B
TAOT 2014-C
TAOT 2015-A
TAOT 2015-B
TAOT 2015-C
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45



2016 Series
TAOT 2016-A
TAOT 2016-B
TAOT 2016-C
TAOT 2016-D
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45



2017 Series
TAOT 2017-A
TAOT 2017-B
TAOT 2017-C
TAOT 2017-D
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45

Source: *Company Reports as of November 15, 2018 payment date*

31

32 Appendix

33 TMC Consolidated Financials Numbers may not sum to total due to rounding. Source : TMC FY2018 Financial Summary; FY2019 2Q Financial Summary Consolidated Income Statement Six Months Ended (JPY billions) 2017 2018 September 30, 2018 Net Revenues 27,597.1 29,379.5 14,674.0 Operating Income 1,994.3 2,399.8 1,261.8 Net Income 1,831.1 2,493.9 1,242.3 Consolidated Balance Sheet Fiscal Quarter Ended (JPY billions) 2017 2018 September 30, 2018 Current assets 17,833.6 18,152.6 18,525.9 Noncurrent finance receivables, net 9,012.2 9,481.6 10,259.3 Investment & other assets 11,707.1 12,406.3 13,049.7 Property, plant & equipment, net 10,197.1 10,267.6 10,680.9 Total Assets 48,750.1 50,308.2 52,516.0 Liabilities 30,081.2 30,386.1 31,806.8 Shareholders' equity 18,668.9 19,922.0 20,709.1 Total Liabilities & Shareholders' Equity 48,750.1 50,308.2 52,516.0 Fiscal Year Ended March 31, Fiscal Year Ended March 31,

34 TMCC Financial Performance Source: TMCC March 31, 2016 10 - K, March 31, 2018 10 - K & September 30, 2018 10 - Q (1) Percentage of gross earning assets (2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allowance fo r credit losses) plus gross investments in operating leases (investments in operating leases before allowance for credit losses) Consolidated Income Statement (USD millions) 2015 2016 2017 2018 Total Financing Revenues 8,310 9,403 10,046 10,717 5,726 add: Other Income 832 1,080 1,200 1,139 546 less: Interest Expense 5,593 7,051 8,607 8,892 4,812 and Depreciation Net Financing Revenues 3,549 3,432 2,639 2,964 1,460 and Other Revenues Net Income 1,197 932 267 3,410 286 Credit Performance 2015 2016 2017 2018 Over 60 Days Delinquent (1) 0.21% 0.26% 0.27% 0.30% 0.36% Allowance for Credit Losses (1) (2) 0.50% 0.52% 0.58% 0.55% 0.53% Net Credit Losses (1) 0.29% 0.38% 0.47% 0.39% 0.31% Six Months Ended September 30, 2018 Six Months Ended September 30, 2018 Fiscal Year Ended March 31, Fiscal Year Ended March 31,

35 Credit Support Agreements • Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC – TFSC will own 100% of TMCC – TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding – If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due – Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities • TFSC in turn has the benefit of a credit support agreement with TMC – Same key features as TFSC/TMCC credit support agreement – TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding • TFSC’s and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations * “Securities” defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset - backed securities issued by TMCC’s securitization trusts.

Origination Profile

TMCC Retail Auto Loan Originations

Original Summary Characteristics by Vintage Origination Year:	CY2014	2015	2016	2017	2018
Number of Pool Assets	951,133	925,631	883,424	882,329	649,858
Original Pool Balance	$24,516,581,298	$24,222,949,274	$23,944,624,507	$24,699,290,739	$18,512,915,942
Average Initial Loan Balance	$25,776	$26,169	$27,104	$27,993	$28,488
Weighted Average Interest Rate	3.07%	3.35%	3.24%	3.22%	3.84%
Weighted Average Original Term	64 Months	65 Months	66 Months	69 Months	68 Months
Weighted Average FICO	726	720	726	734	735
Minimum FICO	381	383	383	383	395
Maximum FICO	887	886	900	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original					
State 1	CA - 21.0%	CA - 21.3%	CA - 21.4%	CA - 23.3%	CA - 23.6%
State 2	TX - 14.0%	TX - 15.7%	TX - 15.5%	TX - 14.4%	TX - 14.9%
State 3	NY - 4.7%	NY - 4.9%	NY - 4.8%	NY - 4.2%	IL - 4.0%
State 4	NJ - 4.0%	NJ - 3.8%	NJ - 4.0%	PA - 3.8%	PA - 3.8%
State 5	IL - 4.2%	IL - 3.8%	IL - 3.8%	NJ - 3.7%	NY- 3.7%
Distribution of Receivables by Contract Rate:(1)					
Less than 2.0%	50.8%	46.2%	46.0%	42.4%	38.8%
2.0% - 3.99%	19.4%	19.9%	23.7%	25.3%	20.3%
4.0% - 5.99%	13.5%	14.0%	13.6%	17.0%	19.1%
6.0% - 7.99%	7.7%	8.7%	7.6%	6.7%	11.0%
8.0% - 9.99%	3.6%	4.9%	4.2%	3.7%	4.6%
10.0% - 11.99%	1.7%	2.7%	2.3%	2.2%	2.5%
12.0% - 13.99%	0.7%	1.4%	1.2%	1.2%	1.4%
14.0% - 15.99%	0.6%	0.9%	0.7%	0.7%	0.9%
16.0% and greater	1.9%	1.2%	0.7%	0.8%	1.5%
Total	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:					
Percentage of Non-Toyota/Non-Lexus	3.8%	4.0%	3.3%	3.0%	3.3%
Percentage of 72+ Month Term	11.1%	13.2%	13.4%	15.2%	13.7%
Percentage of Used Vehicles	23.7%	24.6%	25.7%	23.0%	22.8%

(1) Percentages may not add to 100.0% due to rounding.
*Data as of September 30, 2018
Source: *Company Reports*

36

37 TMCC Retail Loan Delinquency Experience (1) (1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being servi ced by TMCC. (2) Number of contracts outstanding at end of period. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be pas t due if less than 90% of such payment is made. Managed Portfolio Performance Source: Company Reports 2018 2017 2018 2017 2016 2015 2014 Outstanding Contracts (2) 3,125,642 3,163,427 3,158,375 3,181,143 3,163,189 3,209,872 3,220,641 - - Number of Accounts Past Due in the following categories 30 - 59 days 42,298 43,424 37,044 36,396 35,795 31,130 32,920 60 - 89 days 11,176 11,088 9,464 8,018 7,822 6,569 6,660 Over 89 days 8,240 8,056 8,063 7,633 6,776 5,616 5,799 - - Delinquencies as a Percentage of Contracts Outstanding (3) 30 - 59 days 1.35% 1.37% 1.17% 1.14% 1.13% 0.97% 1.02% 60 - 89 days 0.36% 0.35% 0.30% 0.25% 0.25% 0.20% 0.21% Over 89 days 0.26% 0.25% 0.26% 0.24% 0.21% 0.17% 0.18% At September 30, At March 31,

Performance – Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1)

	For the Month Ended September 30,		For the Fiscal Years Ended March 31,				
	2018	2017	2018	2017	2016	2015	2014
Principal Balance Outstanding (2)	$53,292,901	$51,525,568	$52,760,041	$50,759,341	$49,716,914	$49,645,354	$48,761,164
Average Principal Balance Outstanding (3)	$53,026,471	$51,142,454	$51,759,691	$50,238,127	$49,681,134	$49,203,259	$47,846,942
Number of Contracts Outstanding	3,125,642	3,163,427	3,158,375	3,181,143	3,163,189	3,209,872	3,220,641
Average Number of Contracts Outstanding (3)	3,142,009	3,172,285	3,169,759	3,172,166	3,186,531	3,215,257	3,188,444
Number of Repossessions (4)	17,809	18,266	38,580	45,883	37,741	34,780	34,923
Number of Repossessions as a Percent of the Number of Contracts Outstanding	1.14% (7)	1.15% (7)	1.22%	1.44%	1.19%	1.08%	1.08%
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	1.13% (7)	1.15% (7)	1.22%	1.45%	1.18%	1.08%	1.10%
Gross Charge-Offs (5)	$147,925	$162,259	$351,634	$395,109	$322,814	$267,835	$257,586
Recoveries (6)	$26,096	$25,430	$49,567	$49,474	$47,966	$59,931	$62,714
Net Losses	$121,829	$136,829	$302,067	$345,635	$274,848	$207,904	$194,872
Net Losses as a Percentage of Principal Balance Outstanding	0.46% (7)	0.53% (7)	0.57%	0.68%	0.55%	0.42%	0.40%
Net Losses as a Percentage of Average Principal Balance Outstanding	0.46% (7)	0.54% (7)	0.58%	0.69%	0.55%	0.42%	0.41%

(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts. Actuarial contracts do not comprise any of the Receivables.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankruptcy-related repossessions but excludes bankruptcies.
(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.
(7) Annualized = [Result] Divide By [Number of Periods] Multiply By [12]

38

Source: *Company Reports*

ABS Deal Comparison

Toyota Auto Owner Trust (TAOT)*

Original Summary Characteristics by Prior Securitization:	TAOT 2017-C	TAOT 2017-D	TAOT 2018-A	TAOT 2018-B	TAOT 2018-C	TAOT 2018-D
Number of Pool Assets	102,754	106,107	105,677	94,829	109,467	73,125
Original Pool Balance	$1,889,438,548.44	$1,903,254,413.53	$1,914,792,886.79	$1,767,851,358.52	$2,101,423,565.52	$1,390,010,109.85
Average Principal Balance	$18,387.98	$17,937.12	$18,119.30	$18,642.52	$19,196.87	$19,008.69
Weighted Average Interest Rate	2.09%	2.12%	2.15%	2.15%	2.14%	2.13%
Weighted Average Original Term	64	65	65	66	66	66
Weighted Average Remaining Term	50	50	50	51	52	51
Weighted Average FICO	760	760	761	761	761	762
Minimum FICO	620	620	620	620	620	620
Maximum FICO	900	900	900	900	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:						
State 1	CA - 23.9%	CA - 25.8%	CA - 24.4%	CA - 24.5%	CA - 24.7%	CA - 23.5%
State 2	TX - 15.9%	TX - 10.9%	TX - 15.1%	TX - 14.7%	TX - 15.7%	TX - 15.4%
State 3	IL - 4.6%	IL - 4.7%	IL - 4.4%	IL - 4.6%	IL - 4.4%	IL - 4.3%
State 4	NJ - 4.1%	NJ - 4.4%	PA - 4.2%	PA - 4.3%	PA - 4.2%	PA - 4.1%
State 5	PA - 3.9%	PA - 4.4%	NJ - 4.0%	NJ - 4.0%	NJ - 3.8%	VA - 3.8%
Distribution of Receivables by Contract Rate: (1)						
Less than 2.0%	58.96%	58.12%	56.67%	57.27%	58.86%	60.89%
2.0% - 3.99%	25.80%	26.47%	27.25%	26.44%	24.84%	23.29%
4.0% - 5.99%	9.06%	9.36%	10.25%	10.46%	10.68%	10.31%
6.0% - 7.99%	3.36%	3.22%	3.17%	3.17%	3.09%	3.06%
8.0% - 9.99%	1.88%	1.81%	1.66%	1.67%	1.55%	1.43%
10.0% - 11.99%	0.73%	0.74%	0.76%	0.76%	0.74%	0.73%
12.0% - 13.99%	0.16%	0.22%	0.20%	0.21%	0.21%	0.23%
14.0% - 15.99%	0.03%	0.03%	0.02%	0.02%	0.03%	0.05%
16.0% and greater	0.02%	0.01%	0.00%	0.01%	0.00%	0.01%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Distribution of Receivables by Vehicle Type: (1)						
Passenger Cars	44.49%	44.45%	43.83%	42.06%	41.45%	40.79%
Minivans	7.13%	7.42%	6.81%	6.44%	6.34%	5.88%
Light Duty Trucks	11.92%	11.64%	11.88%	12.64%	13.38%	14.82%
SUVs	36.46%	36.49%	37.48%	38.86%	38.84%	38.50%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Distribution of Receivables by Make: (1)						
Toyota and Scion	84.80%	86.02%	85.69%	87.20%	87.72%	88.92%
Lexus	15.20%	13.98%	14.31%	12.80%	12.28%	11.08%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:						
Percentage with Original Scheduled Payments > 60 months	42.48%	45.27%	50.29%	54.10%	56.39%	56.17%
Percentage of Used Vehicles	21.47%	21.82%	21.39%	19.98%	19.14%	17.97%

*Abbreviated for presentation purposes

(1) Percentages may not add to 100.00% due to rounding

Source: *Company Reports*

39